UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  March 4, 2014

THE AES CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	011-12291	54-11263725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100 Arlington, Virginia 22203
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (703) 522-1315
NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 4, 2014, The AES Corporation (the “Company” or “AES”) announced an offering of $750,000,000 aggregate principal amount of its 5.500% Senior Notes due 2024 (the “Notes”).  Goldman, Sachs & Co., Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC were joint book-running managers for the offering of the Notes.

The public offering price of the Notes was 100.00% of the principal amount. AES received net proceeds of approximately $741.9 million, after deducting underwriting discounts and estimated offering expenses payable by the Company. AES intends to use the net proceeds from the offering of the Notes, as well as, if necessary, other available funds, to fund the repayment of AES’s 8.00% senior notes due 2017 expended to be purchase in a concurrent tender offer and to pay certain related fees and expenses.  If any net proceeds from the offering remain after completion of the tender offers, AES intends to use such proceeds to retire certain outstanding indebtedness and for general corporate purposes.

The Notes were offered and sold pursuant to an Underwriting Agreement (the “Underwriting Agreement”), dated March 4, 2014, among AES, Goldman, Sachs & Co., Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters, under AES’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-186888), filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2013.  AES has filed with the SEC a prospectus supplement, dated March 4, 2014, together with the accompanying prospectus, dated February 27, 2013, relating to the offer and sale of the Notes.

The Notes were issued on March 7, 2014 pursuant to a Senior Indenture, dated as of December 8, 1998 (the “Base Indenture”), as amended and supplemented by a ninth supplemental indenture, dated as of April 3, 2003 (the “Ninth Supplemental Indenture”) and the seventeenth supplemental indenture, dated as of March 7, 2014 (the “Seventeenth Supplemental Indenture”, and together with the Base Indenture and the Ninth Supplemental Indenture, the “Indenture”), between AES and Wells Fargo Bank, N.A., as successor to Bank One, National Association (formerly known as The First National Bank of Chicago), as Trustee.

Interest on the Notes accrues at a rate of 5.500% per year, and interest is payable on March 15 and September 15 of each year, beginning September 15, 2014. The Notes will mature on March 15, 2024. The Company may redeem all or a part of the Notes on or after March 15, 2019, on any one or more occasions, as described in the Indenture. In addition, at any time prior to March 15, 2019, the Company may redeem all or a part of the Notes at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus a “make-whole” premium as of, and accrued and unpaid interest, if any, to, but not including, the date of redemption, as described in the Indenture.

Upon the occurrence of a Change of Control (as defined in the Indenture), the Company must offer to repurchase the Notes at a price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase. The Indenture also contains covenants, subject to certain exceptions, restricting the ability of the Company to incur debt secured by any Principal Property (as defined in the Indenture) or by the debt or capital stock of any subsidiary held by the Company; to enter into any sale-lease back transactions involving any Principal Property; or to consolidate, merge, convey or transfer substantially all of its assets; as well as other covenants that are customary for debt securities like the Notes. In addition, the Indenture contains customary events of default.

The above description of the Underwriting Agreement, the Indenture and the Notes is qualified in its entirety by reference to the Underwriting Agreement, the Indenture and the form of Notes, each of which is incorporated by reference into the Registration Statement.  The Base Indenture has been incorporated by reference as Exhibit 4.3 to the Registration Statement. The Underwriting Agreement, Seventeenth Supplemental Indenture and form of Notes are attached to this Current Report on Form 8-K as Exhibit 1.1, Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated by reference into the Registration Statement.  An opinion regarding the legality of the Notes is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The information set forth under Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Safe Harbor Disclosure

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Securities Act of 1933 and of the Securities Exchange Act of 1934. Such forward-looking statements include, but are not limited to, the intended use of proceeds from the offering of the Notes, which are subject to risks and uncertainties, such as general economic conditions and other risks and uncertainties. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute AES’s current expectations based on reasonable assumptions.

Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in the prospectus supplement related to the offering and AES’s filings with the SEC, including, but not limited to, the risks discussed under Item 1A “Risk Factors” and Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in AES’s 2013 Annual Report on Form 10-K and in subsequent reports filed with the SEC. Readers are encouraged to read AES’s filings to learn more about the risk factors associated with AES’s business. AES undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 4, 2014, among The AES Corporation, Goldman, Sachs & Co., Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters.

4.1	Seventeenth Supplemental Indenture, dated March 7, 2014, between The AES Corporation and Wells Fargo Bank, N.A., as Trustee.

4.2	Form of 5.500% Senior Notes due 2024 (included in Exhibit 4.1).

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

By:	/s/ Thomas M. O’Flynn
Name:	Thomas M. O’Flynn
Title:	Executive Vice President and Chief Financial Officer

Date: March 7, 2014

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 4, 2014, among The AES Corporation, Goldman, Sachs & Co., Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters.

4.1	Seventeenth Supplemental Indenture, dated March 7, 2014, between The AES Corporation and Wells Fargo Bank, N.A., as Trustee.

4.2	Form of 5.500% Senior Notes due 2024 (included in Exhibit 4.1).

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).